UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2016

NCL CORPORATION LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

333-128780

(Commission File Number)

20-0470163

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2016, Norwegian Cruise Line Holdings Ltd. (“NCLH”), which is the direct parent company of NCL Corporation Ltd., appointed Robert J. Binder, age 52, as President and Chief Executive Officer, Oceania Cruises, in addition to his position as Vice Chairman, Oceania Cruises and Regent Seven Seas Cruises. There are no arrangements or understandings between Mr. Binder and any other persons pursuant to which he was selected as an officer, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Binder has served as Vice Chairman, Oceania Cruises and Regent Seven Seas Cruises since May 2015. He served as President of International Operations from February 2015 until May 2015. Prior to the acquisition of Prestige Cruises International, Inc. (“Prestige”) in November 2014, Mr. Binder served as the Vice Chairman of Prestige since May 2011 and President of Prestige since January 2008 where he oversaw the global expansion of the Prestige brands and was responsible for sales, marketing and branding efforts internationally. Mr. Binder is co-founder of Oceania Cruises and previously served as President of Oceania Cruises. Before launching Oceania Cruises, Mr. Binder was the President of Meadowoods Consulting, which provided consulting services to the financial and travel services industries. From 1992 to 2001 he held several executive posts in the cruise industry. Mr. Binder also held senior management positions at JP Morgan Chase, where he was a Strategic Planning Officer, and at Renaissance Cruises, where he was Vice President of Sales. Mr. Binder earned master’s degrees in both Finance and Marketing from Cornell University and did his undergraduate studies at Purdue University.

On September 16, 2016, Mr. Andrew Stuart, President and Chief Operating Officer, Norwegian Cruise Line, was promoted to President and Chief Executive Officer, Norwegian Cruise Line, and Mr. Jason Montague, President and Chief Operating Officer, Oceania Cruises and Regent Seven Seas Cruises, was promoted to President and Chief Executive Officer, Regent Seven Seas Cruises.

Employment Agreements.

In connection with his appointment, Mr. Binder entered into a new employment agreement with a subsidiary of NCLH. Mr. Binder’s employment agreement has an initial term from September 16, 2016 through December 31, 2019 (the “Expiration Date”), which will automatically renew each anniversary of the Expiration Date thereafter for additional one-year terms unless either we or Mr. Binder gives notice of non-renewal within sixty days prior to the end of the term. The material terms of the employment agreement are summarized below.

Base Salary and Bonus. Mr. Binder will receive an annual base salary of $650,000, subject to annual review. The increase in salary will be effective from July 1, 2016 and Mr. Binder will receive back payment for the difference. Mr. Binder will also be eligible for an annual bonus in an amount to be determined by the Compensation Committee of NCLH.

Equity Awards. Mr. Binder will be eligible to participate in NCLH’s Amended and Restated 2013 Performance Incentive Plan (the “Plan”). Any grants made to Mr. Binder under the Plan must be approved by the Compensation Committee of NCLH.

Other Benefits. Mr. Binder will be eligible to participate in the benefit plans and programs generally available to other similarly situated executives, including a medical executive reimbursement plan. He will also be entitled to one cross-country, first-class flight per month and 5 weeks of vacation per year.

Severance Terms. If we terminate Mr. Binder’s employment without cause, provide notice that his agreement shall not be extended or further extended, or Mr. Binder terminates his employment for good reason, he will be entitled to receive: (i) a severance payment equal to two times his base salary then in effect, payable in substantially equal installments over a period of 12 months, (ii) payment of a pro-rata portion of any annual bonus actually earned for the year of termination and (iii) reimbursement of premiums to continue medical and dental coverage under COBRA and continued participation in a medical executive reimbursement plan for 18 months. If, in connection with a change in control of NCLH, we terminate Mr. Binder’s employment without cause, provide notice that his agreement shall not be extended or further extended, or Mr. Binder terminates his employment for good reason, in addition to the benefits described above, all of Mr. Binder’s outstanding and unvested equity awards granted under the Plan will receive full accelerated vesting.

Mr. Binder’s receipt of the severance benefits described above is subject to his execution of a release of claims and compliance with the noncompetition, nonsolicitation and nondisclosure restrictions contained in his employment agreement.

The foregoing description of Mr. Binder’s employment agreement is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with their promotions, each of Mr. Stuart and Mr. Montague also entered into new employment agreements with subsidiaries of NCLH. Other than the change to their titles and an increase from 4 to 5 weeks of vacation for Mr. Montague, the terms of Mr. Stuart’s and Mr. Montague’s employment agreements, as previously filed with the Securities and Exchange Commission, remain the same in all material respects. A copy of Mr. Stuart’s and Mr. Montague’s employment agreements is filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Equity Awards.

In connection with their promotions and pursuant to the Plan, Mr. Binder received a one-time grant of 45,000 restricted share units (“RSUs”) and Mr. Stuart received a one-time grant of 15,000 RSUs that each vest in three equal installments on June 30, 2017, June 30, 2018 and June 30, 2019.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement by and between Prestige Cruise Services, LLC and Robert J. Binder, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).
10.2	Employment Agreement by and between NCL (Bahamas) Ltd. and Andrew Stuart, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).
10.3	Employment Agreement by and between Prestige Cruise Services, LLC and Jason Montague, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 19th day of September, 2016.

NCL CORPORATION LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement by and between Prestige Cruise Services, LLC and Robert J. Binder, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).
10.2	Employment Agreement by and between NCL (Bahamas) Ltd. and Andrew Stuart, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).
10.3	Employment Agreement by and between Prestige Cruise Services, LLC and Jason Montague, entered into on September 16, 2016 (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on September 19, 2016 (File No. 001-35784)).